UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                                         Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

1633 Broadway

New York, New York 10019

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identifying the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

THIS FILING CONSISTS OF REMINDER ADJOURNMENT LETTERS AND A CALL CENTER PHONE SCRIPT RELATED TO THE JOINT SPECIAL MEETING OF SHAREHOLDERS, HELD ON OCTOBER 28, 2020, OF ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND, ALLIANZGI CONVERTIBLE & INCOME FUND, ALLIANZGI CONVERTIBLE & INCOME FUND II, ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND, ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND, ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND, AND ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND, AND THE RELATED PROXY STATEMENT.

NOTICE OF MEETING ADJOURNMENT

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

October 28, 2020

To our shareholders:

The AllianzGI Funds Special Meeting of Shareholders, originally scheduled to occur on October 28, 2020, was adjourned to November 24, 2020, due to insufficient responses from shareholders.

The Board of Trustees is requesting that shareholders of the Funds voice their opinion on the matters to be voted on at the next Special Meeting of Shareholders. YOUR VOTE IS IMPORTANT. OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THE PROPOSALS. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE.

Shareholders are given the opportunity to vote to approve or disapprove: (1) a new Investment Management Agreement with Virtus Investment Advisers, Inc., (2) a new Subadvisory Agreement with Virtus Investment Advisers, Inc. and Allianz Global Investors U.S. LLC, and (3) the transaction of other business properly before the Special Meeting.

The polls are still open, so the opportunity to voice your opinion on the proposals outlined on the attached proxy card is now.

Information regarding the Special Meeting and the proposals can be found in the proxy statement. For assistance in voting your shares, please call 1 (866) 342-4883.

PROXY VOTING OPTIONS

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions

3. LIVE with a representative when you call toll-free 1 (866) 342-4883 Monday through Friday 9 a.m. to 10 p.m. Eastern time or via PHONE by dialing toll-free 1 (888) 227-9349 to reach an automated touchtone voting line

Thank you in advance for your participation.

NOTICE OF MEETING ADJOURNMENT

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

October 28, 2020

To our shareholders:

The AllianzGI Funds Special Meeting of Shareholders, originally scheduled to occur on October 28, 2020, was adjourned to November 24, 2020, due to insufficient responses from shareholders.

The Board of Trustees is requesting that shareholders of the Fund voice their opinion on the matters to be voted on at the next Special Meeting of Shareholders. YOUR VOTE IS IMPORTANT. OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THE PROPOSALS. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE.

Shareholders are given the opportunity to vote to approve or disapprove: (1) a new Investment Management Agreement with Virtus Investment Advisers, Inc., (2a) a new Subadvisory Agreement with Virtus Investment Advisers, Inc. and Allianz Global Investors U.S. LLC, (2b) a new Subadvisory Agreement with Virtus Investment Advisers, Inc. and NFJ Investment Group, LLC, and (3) the transaction of other business properly before the Special Meeting.

The polls are still open, so the opportunity to voice your opinion on the proposals outlined on the attached proxy card is now.

Information regarding the Special Meeting and the proposals can be found in the proxy statement. For assistance in voting your shares please call 1 (866) 342-4883.

PROXY VOTING OPTIONS

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions

3. LIVE with a representative when you call toll-free 1 (866) 342-4883 Monday through Friday 9 a.m. to 10 p.m. Eastern time or via PHONE by dialing toll-free 1 (888) 227-9349 to reach an automated touchtone voting line

Thank you in advance for your participation.

NOTICE OF MEETING ADJOURNMENT

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

ALLIANZGI CONVERTIBLE & INCOME FUND

ALLIANZGI CONVERTIBLE & INCOME FUND II

ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

October 28, 2020

To our shareholders:

The AllianzGI Funds Special Meeting of Shareholders, originally scheduled to occur on October 28, 2020, was adjourned to November 24, 2020, due to insufficient responses from shareholders.

The Board of Trustees is requesting that shareholders of the Funds voice their opinion on the matters to be voted on at the next Special Meeting of Shareholders. YOUR VOTE IS IMPORTANT. OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THE PROPOSALS. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE.

Shareholders are given the opportunity to vote to approve or disapprove: (1) a new Investment Management Agreement with Virtus Investment Advisers, Inc., (2) a new Subadvisory Agreement with Virtus Investment Advisers, Inc. and Allianz Global Investors U.S. LLC, and (3) the transaction of other business properly before the Special Meeting.

The polls are still open, so the opportunity to voice your opinion on the proposals outlined on the attached proxy card is now.

Information regarding the Special Meeting and the proposals can be found in the proxy statement. For assistance in voting your shares, please call 1 (866) 356-6140 Ext. 12.

PROXY VOTING OPTIONS

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions

3. LIVE with a representative when you call toll-free 1 (866) 356-6140 Ext. 12 Monday through Friday 9 a.m. to 10 p.m. Eastern time or via PHONE by dialing toll-free 1 (888) 227-9349 to reach an automated touchtone voting line

Thank you in advance for your participation.

NOTICE OF MEETING ADJOURNMENT

ALLIANZGI DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

October 28, 2020

To our shareholders:

The AllianzGI Funds Special Meeting of Shareholders, originally scheduled to occur on October 28, 2020, was adjourned to November 24, 2020, due to insufficient responses from shareholders.

The Board of Trustees is requesting that shareholders of the Fund voice their opinion on the matters to be voted on at the next Special Meeting of Shareholders. YOUR VOTE IS IMPORTANT. OUR RECORDS INDICATE THAT YOU HAVE NOT YET VOTED ON THE PROPOSALS. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE.

Shareholders are given the opportunity to vote to approve or disapprove: (1) a new Investment Management Agreement with Virtus Investment Advisers, Inc., (2a) a new Subadvisory Agreement with Virtus Investment Advisers, Inc. and Allianz Global Investors U.S. LLC, (2b) a new Subadvisory Agreement with Virtus Investment Advisers, Inc. and NFJ Investment Group, LLC, and (3) the transaction of other business properly before the Special Meeting.

The polls are still open, so the opportunity to voice your opinion on the proposals outlined on the attached proxy card is now.

Information regarding the Special Meeting and the proposals can be found in the proxy statement. For assistance in voting your shares please call 1 (866) 356-6140 Ext. 12.

PROXY VOTING OPTIONS

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions

3. LIVE with a representative when you call toll-free 1 (866) 356-6140 Ext. 12 Monday through Friday 9 a.m. to 10 p.m. Eastern time or via PHONE by dialing toll-free 1 (888) 227-9349 to reach an automated touchtone voting line

Thank you in advance for your participation.

Allianz GI Funds Alternative Outreach Communication Messaging (Start of Campaign Script)

Hello my name is (NAME OF PERSON) and I am the (POSITION) of AllianzGI Funds. I recently called to bring to your attention the AllianzGI Funds Special Meeting of Shareholders scheduled to take place on October 28th. Unfortunately, due to lack of shareholder participation the meeting has been adjourned to November 24, 2020 to allow additional time for shareholders to vote.

As a shareholder in one or more of the Funds eligible to vote at the Special Meeting, your opinion is valuable and extremely important. You have the opportunity to cast your vote for the upcoming Special Meeting with a proxy representative. This process is simple, does not require any confidential information and will only take a moment of your time. To vote with a proxy representative, please press 1 now. 1 forwards to Vote Rep

(Pause and listen 2 seconds)

If you have any questions about the Special Meeting or would like to review the meeting agenda, please press 2 now. For more information about your investment with the AllianzGI Funds, please press 3 now. 2 forwards to Information Rep – 3 forwards to below message

(Pause and listen 2 second)

3 plays message below and forwards to information line

“You currently have an investment in one or more AllianzGI Funds. Please hold for a representative who can provide additional information.” Forwards to information Rep

(Pause and listen 2 second)

To repeat this message press 9 or for further assistance press 2 now to speak to a representative. To end this call press 5. 5 forwards to the following message - 2 forwards to Information Rep

(Pause and listen 2 seconds)

5 Plays the following message.

Thank you for your consideration. Have a nice day.

(Pause and listen 2 seconds)

If you received this message on your answering machine you may contact us toll free at 1-866-342-4883 from 9am to 11pm Eastern Time, Monday through Friday.

ANSWERING MACHINE SCRIPT FOR AOC

Hello. We have been trying to reach you regarding an important initiative concerning your investment in the AllianzGI Funds.

Please contact us at your earliest convenience at 1-866-342-4883 between the hours of 9am and 11pm Eastern Time, Monday through Friday.

Your time is greatly appreciated. Thank you and have a good day.